As filed with the Securities and Exchange Commission on March 21, 2002

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
[X]	Definitive Proxy Statement		Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12
MUNIVEST FUND II, INC.
P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified In Its Charter)

same as above

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MUNIVEST FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2002

TO THE STOCKHOLDERS OF MUNIVEST FUND II, INC.:

      NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of MuniVest Fund II, Inc. (the "Fund") will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 25, 2002 at 10:20 a.m. for the following purposes:

(1)	To elect a Board of Directors to serve for the ensuing year; and
(2)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The Fund's Board of Directors has fixed the close of business on February 28, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Fund's Meeting or any adjournment thereof.

      A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after April 11, 2002, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

      If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Board of Directors

ALICE A. PELLEGRINO Secretary

Plainsboro, New Jersey
Dated: March 21, 2002

PROXY STATEMENT

MUNIVEST FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2002 ANNUAL MEETING OF STOCKHOLDERS

APRIL 25, 2002

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniVest Fund II, Inc. (the "Fund") to be voted at the 2002 Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 25, 2002 at 10:20 a.m. The approximate mailing date of this Proxy Statement is March 28, 2002.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted for the election of the Board of Directors to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors of the Fund has fixed the close of business on February 28, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 19,907,055 shares of common stock ("Common Stock") and 5,400 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock or five percent of the outstanding AMPS, at such date.

      The Board of Directors of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

      At the Meeting, the Board of Directors of the Fund will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1)	All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and
(2)	All such proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted in favor of the six (6) persons designated as Directors to be elected by holders of Common Stock and AMPS.

      The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

      Certain information concerning the nominees, including their designated classes, is set forth below:

Directors To Be Elected by Holders of AMPS, Voting Separately as a Class:

Name, Address and Age of AMPS Nominees	Position(s) Held with the Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds# and Portfolios Overseen	Public Directorships
Ronald W. Forbes (61)* 400 Washington Avenue Albany, New York 12222	Director since 1993	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	46 registered investment companies consisting of 55 portfolios	None
Richard R. West (64)* Box 604 Genoa, Nevada 89411	Director since 1993	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	50 registered investment companies consisting of 66 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust, Inc. (real estate holding company); Alexander's, Inc. (real estate company)

*	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), acts as an investment adviser and is a member of the audit committee of the funds for which he currently serves as a director or trustee and will be a member of the Audit and Oversight Committee of the Fund if elected a Director.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
#	The complex of funds advised by FAM and its affiliate, MLIM.

Directors To Be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class:

      Certain biographical and other information relating to the nominee who is an "interested person," as defined in the Investment Company Act of 1940 (the "Investment Company Act"), of the Fund is set forth below:

Name, Address and Age of Nominee	Position(s) Held with the Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (61)*(1) P.O. Box 9011 Princeton, New Jersey 08543-9011	President** and Director since 1999	Chairman (Americas Region) of FAM since 2000; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. ("FDS") since 1985.	127 registered investment companies consisting of 184 portfolios	None

*	Mr. Glenn is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
**	Elected and serves at the pleasure of the Board of Directors of the Fund.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
(1)	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

      Certain biographical and other information relating to the nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund is set forth below:

Name, Address and Age of Nominees	Position(s) Held with the Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Cynthia A. Montgomery (49)* P.O. Box 9011 Princeton, New Jersey 08543-9011	Director since 1993	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor Graduate School of Business Administration, the University of Michigan from 1979 to 1985.	46 registered investment companies consisting of 55 portfolios	UnumProvident Corporation (insurance products); Newell Rubbermaid Inc.

(footnotes on following page)

Name, Address and Age of Nominees	Position(s) Held with the Fund and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Charles C. Reilly (70)* P.O. Box 9011 Princeton, New Jersey 08543-9011	Director since 1993	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	46 registered investment companies consisting of 55 portfolios	None
Kevin A. Ryan (69)* 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	Director since 1993	Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University	46 registered investment companies consisting of 55 portfolios	None
Roscoe S. Suddarth (66)* 7403 MacKenzie Court Bethesda, Maryland 20817	Director since 2000	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.	46 registered investment companies consisting of 55 portfolios	None
Edward D. Zinbarg (67)* 5 Hardwell Road Short Hills, New Jersey 07078	Director since 2000	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	46 registered investment companies consisting of 55 portfolios	None

*	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the audit committee of the funds for which he or she currently serves as a director or trustee and will be a member of the Audit and Oversight Committee of the Fund if elected a Director.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

Audit Committee Report

      The Board of Directors has a standing Audit and Oversight Committee (the "Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Forbes, Reilly, Ryan, Suddarth, West and Zinbarg and Ms. Montgomery are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent auditors and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent auditors' independence; and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls.

      The Fund adopted an Audit Committee Charter (the "Charter") at a meeting held on June 8, 2000. The Board of Directors revised and reapproved the Charter on April 5, 2001. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP ("D&T"), independent auditors for the Fund, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T. The Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining the independence of those auditors.

      At its meeting held on November 28, 2001, the Fund's Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and D&T. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's annual report to stockholders, the Committee would have been notified by Fund management or D&T. The Committee received no such notifications. At the same meeting, the Committee recommended to the Board that the Fund's audited financial statements for the fiscal year ended October 31, 2001 be included in the Fund's annual report to stockholders.

      In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings

      During the fiscal year ended October 31, 2001, the Board of Directors held five meetings and the Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held and, if a member, the total number of meetings of the Committee held during such period.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and Directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

Interested Persons

      Each Fund considers Mr. Glenn to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM, President of FAMD, Executive Vice President of Princeton Services, and President of Princeton Administrators, L.P.

Compensation of Directors

      FAM, the Fund's investment adviser, pays all compensation to all officers and all Directors of the Fund who are affiliated with Merrill Lynch & Co., Inc. ("ML & Co.") or its subsidiaries. The Fund pays each Director not affiliated with FAM (each, a "non-interested Director") an annual fee of $1,900 plus a fee of $150 for each Board meeting attended in person, together with such Director's out-of-pocket expenses relating to attendance at such meetings. The Fund also pays each member of its Committee, which consists of all the non-interested Directors, an annual fee of $1,900 plus a fee of $150 for each Committee meeting attended in person, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Co-Chairmen of the Committee receive an additional annual fee of $1,000. These fees and expenses aggregated $28,520 for the fiscal year ended October 31, 2001.

      The following table sets forth for the fiscal year ended October 31, 2001 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 2001, the aggregate compensation paid by FAM/MLIM-Advised Funds to the non-interested Directors.

Name	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds(1)
Ronald W. Forbes*	Director	$4,400	None	None	$293,400
Cynthia A. Montgomery	Director	$3,600	None	None	$234,567
Charles C. Reilly*	Director	$4,400	None	None	$293,400
Kevin A. Ryan	Director	$3,900	None	None	$261,067
Roscoe S. Suddarth	Director	$3,900	None	None	$250,633
Richard R. West	Director	$3,900	None	None	$261,067
Edward D. Zinbarg	Director	$3,900	None	None	$250,633

*	Co-Chairmen of the Committee.

Officers of the Fund

      The Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:

Name, Address* and Age of Officers	Position(s) Held with the Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds# Overseen	Public Directorships
Donald C. Burke (41)	Vice President since 1993 and Treasurer since 1999	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	128 registered investment companies consisting of 185 portfolios	None
Terry K. Glenn (61)	President† since 1999	Chairman (Americas Region) since 2000, and Executive Vice President since 1983 of FAM and MLIM (which terms as used herein include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators since 1988; Director of FDS since 1985.	127 registered investment companies consisting of 184 portfolios	None
Kenneth A. Jacob (50)	Senior Vice President since 2002	First Vice President of MLIM and FAM since 1997; Vice President of MLIM from 1984 to 1997.	38 registered investment companies consisting of 61 portfolios	None
John Loffredo (38)	Senior Vice President since 2002	First Vice President of MLIM since 1997. Vice President of MLIM from 1991 to 1997.	38 registered investment companies consisting of 61 portfolios	None
Fred K. Stuebe (50)	Vice President since 1993	Vice President of MLIM since 1989.	6 registered investment companies consisting of 6 portfolios	None
Alice A. Pellegrino (42)	Secretary since 2001	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2001; attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	28 registered investment companies consisting of 50 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Fund.
†	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.
#

Stock Ownership

       Information relating to each Director nominee's ownership as of February 28, 2002 in the Fund and in all registered FAM/MLIM - Advised Funds overseen or to be oversen by each Director nominee is set forth below:

Name	No. of Shares	No. of AMPS	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all FAM/MLIM - Advised Funds overseen by each Director or Nominee in the Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	None	None	None	over $100,000
Non-Interested Directors:
Ronald W. Forbes	621	None	$1-$10,000	over $100,000
Cynthia A. Montgomery	None	None	None	$10,001–$50,000
Charles C. Reilly	7,765	None	over $100,000	over $100,000
Kevin A. Ryan	None	None	None	over $100,000
Roscoe S. Suddarth	None	None	None	$10,001–$50,000
Richard R. West	None	None	None	over $100,000
Edward D. Zinbarg	None	None	None	over $100,000

      As of the Record Date, no Non-Interested Director or nominee or his or her immediate family members owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the Fund's outstanding shares. At such date, Mr. Glenn, President and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      The Board of Directors recommends that the stockholders vote "FOR" each of the nominees for Director.

LEGAL PROCEEDINGS

      On June 21, 1996, a putative class action titled Green v. Fund Asset Management, L.P., was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

      Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

      The case was transferred on defendants' motion to the United States District Court for the District of New Jersey. On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Section 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' claims under Section 36(b) and state law. Defendants filed an answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint.

      On February 4, 1999, defendants moved to dismiss plaintiffs' state law claims for breach of fiduciary duty and deceit on the ground that they are preempted by Section 36(b) of the Investment Company Act. On June 14, 1999, the District Court granted defendants' motion and dismissed plaintiffs' state law claims. At the same time, the District Court granted plaintiffs permission to immediately file an interlocutory appeal to the United States Court of Appeals for the Third Circuit. On March 16, 2001, the Third Circuit reversed the District Court's decision and reinstated plaintiffs' state law claims.

      On February 5, 2001, while plaintiffs' appeal before the Third Circuit was still pending, defendants moved in the District Court for summary judgment as to plaintiffs' remaining federal claim under Section 36(b). On March 16, 2001, plaintiffs cross-moved for partial summary judgment on liability. On June 5, 2001, the District Court granted defendants' motion for summary judgment, denied plaintiffs' motion for partial summary judgment, and dismissed the case in its entirety. In doing so, the Court refused to exercise supplemental jurisdiction over plaintiffs' remaining (and recently reinstated) state law claims.

      Plaintiffs have filed a Notice of Appeal seeking review of the District Court's decision before the U.S. Court of Appeals for the Third Circuit. Oral argument was heard on March 4, 2002, and a decision is pending. Defendants believe that the plaintiffs' allegations are without merit and intend to continue to defend the action vigorously.

      FAM has agreed to indemnify the named defendant funds (including the Fund) for any liabilities or expenses they may incur in connection with this litigation.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

      The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

      In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500, plus out-of-pocket expenses estimated to be $500.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees. Holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of the votes cast by the holders of AMPS represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a plurality of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class. "Plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Broker Non-Votes and Abstentions

      Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of the Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. MLPF&S has advised the Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1.

Other Matters

      Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the common stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors' Fees

      The following table sets forth the aggregate fees paid to D&T for the Fund's fiscal year ended October 31, 2001 for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's report to stockholders; (ii) all other audit related services provided to the Fund; and (iii) all other non-audit services provided to the Fund, FAM and entities controlling, controlled by or under common control with FAM that provide services to the Fund. For the Fund's most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. The Committee determined that the provision of audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of D&T are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund	Other Fees
$30,350	$25,600	$5,441,400

Address of Investment Adviser

      The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2001 to any stockholder upon request. Such requests should be directed to MuniVest Fund II, Inc., P.O. Box. 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, Secretary, or to 1-800-637-3863.

Stockholder Proposals

      If a stockholder intends to present a proposal at the 2003 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in April 2003, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 21, 2002. The persons named as proxies in the proxy materials for the 2003 Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 11, 2003. Written proposals and notices should be sent to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Board of Directors

ALICE A. PELLEGRINO SECRETARY

Dated: March 21, 2002

COMMON STOCK

MUNIVEST FUND II, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2002 at the annual meeting of stockholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal  1.

By signing and dating the reverse side of this card, you authorize the proxies to vote for each proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes * or in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________________________, 2002
x________________________________________________________________
Signature
x________________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2

AUCTION MARKET PREFERRED STOCK

MUNIVEST FUND II, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2002 at the annual meeting of stockholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal  1.

By signing and dating the reverse side of this card, you authorize the proxies to vote for each proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes * or in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below.

( INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R.West and Edward D. Zinbarg.

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________________________________________, 2002
x________________________________________________________________
Signature
x________________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

2